Exhibit 10

AMENDMENT TO
CONSULTANCY AGREEMENT

This Amendment to Consultancy Agreement is entered into as of the 13th day of August, 2008, by and between Meredith Corporation (the "Company"), an Iowa corporation, and William T. Kerr ("Kerr").

WHEREAS, the parties entered into a Consultancy Agreement and Amendment to Employment Agreement on May 11, 2004, (the "Consultancy Agreement"); and

WHEREAS, such consultancy will end on June 30, 2009, unless amended; and

WHEREAS, the Company and Kerr desire to extend the term of Kerr's consultancy with the Company to provide for Kerr's continued services as consultant.

NOW, THEREFORE, IT IS HEREBY AGREED by and between the Company and Kerr as follows:

  The first sentence of Section 2 of the Consultancy Agreement is hereby stricken and replaced with the following sentence (with the remainder of Section 2 continuing in effect):

2.  ENGAGEMENT AS CONSULTANT. The Company hereby agrees to retain Kerr as a consultant through June 30, 2010.

All other terms of the Consultancy Agreement remain in effect.

IN WITNESS WHEREOF, pursuant to authorization of its Board of Directors, the Company has caused this Agreement to be signed and Kerr set his hand as of the 24th day of August, 2008.

MEREDITH CORPORATION		WILLIAM T. KERR

By:	/s/ Stephen M. Lacy	/s/ William T. Kerr
	Stephen M. Lacy	William T. Kerr
President and CEO